UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2017

IHEARTMEDIA CAPITAL I, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-158279-36	27-0263715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road, Suite 100

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 27, 2017, in connection with the offers by iHeartCommunications, Inc. (“iHeartCommunications”), iHeartMedia, Inc., CC Outdoor Holdings, Inc. and Broader Media, LLC (collectively, the “Issuers”) that commenced on March 15, 2017 to amend and/or exchange iHeartCommunications’ outstanding series of Priority Guarantee Notes and Senior Notes due 2021 (the “Existing Notes”) and term loans D and E (the “Existing Term Loans”), the Issuers delivered supplements to the offering circular and consent solicitation statement to holders of Existing Notes and to the term loan confidential information memorandum to eligible lenders of Existing Term Loans. The supplements include, among other information, the information set forth in Exhibit 99.1 hereto. iHeartCommunications is an indirect subsidiary of iHeartMedia Capital I, LLC.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains forward-looking statements based on current iHeartCommunications management expectations. These forward-looking statements include all statements other than those made solely with respect to historical facts. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Many of the factors that will determine the outcome of the subject matter of this Current Report on Form 8-K are beyond iHeartCommunications’ ability to control or predict. iHeartCommunications undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following documents are furnished herewith:

Exhibit No.	Description

99.1	Excerpts from the supplement, dated March 27, 2017, to the offering circular and consent solicitation statement, dated March 15, 2017, of iHeartCommunications, Inc., iHeartMedia, Inc. and CC Outdoor Holdings, Inc. and the supplement, dated March 27, 2017, to the term loan confidential information memorandum, dated March 15, 2017, of iHeartCommunications, Inc., iHeartMedia, Inc., CC Outdoor Holdings, Inc. and Broader Media, LLC (incorporated by reference to Exhibit 99.1 of iHeartCommunications, Inc.’s Current Report on Form 8-K filed March 27, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA CAPITAL I, LLC

Date: March 27, 2017	By:	/s/ Lauren E. Dean
Lauren E. Dean
Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Excerpts from the supplement, dated March 27, 2017, to the offering circular and consent solicitation statement, dated March 15, 2017, of iHeartCommunications, Inc., iHeartMedia, Inc. and CC Outdoor Holdings, Inc. and the supplement, dated March 27, 2017, to the term loan confidential information memorandum, dated March 15, 2017, of iHeartCommunications, Inc., iHeartMedia, Inc., CC Outdoor Holdings, Inc. and Broader Media, LLC (incorporated by reference to Exhibit 99.1 of iHeartCommunications, Inc.’s Current Report on Form 8-K filed March 27, 2017).